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                                FIFTH THIRD FUNDS

                       Supplement dated April 30, 2001
       to Institutional Money Market Prospectus dated November 30, 2000.

         This Supplement provides updated information regarding the reorganization of the Fifth Third Funds' investment advisor. Please keep this Supplement and read it together with the Prospectus.

Reorganization of the Fifth Third Funds' Investment Advisor

     On April 30, 2001, Fifth Third Bank reorganized its investment advisory division as Fifth Third Asset Management Inc., a separate, wholly owned subsidiary of Fifth Third Bank. Fifth Third Asset Management Inc. has succeeded Fifth Third as the investment advisor to the Fifth Third Funds. Following the reorganization, the management and investment advisory personnel of Fifth Third Bank that provided investment management services to Fifth Third Funds continued to do so as the personnel of Fifth Third Asset Management Inc.

Under the section entitled "Investment Advisor" on page 17 of the Institutional Money Market Prospectus, page 17, the first two sentences are replaced in their entirety with the following:

Fifth Third Asset Management Inc. (the "Advisor"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to the Funds. The Advisor is wholly owned by Fifth Third Bank.

As of March 30, 2001, Fifth Third Asset Management Inc. had approximately $24 billion of assets under management, including approximately $5.6 billion of assets of Fifth Third Funds.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE PROSPECTUS FOR FUTURE REFERENCE.